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                                                                    EXHIBIT 4.1



NUMBER                                                                   SHARES


              [Logo] BROADBAND WIRELESS INTERNATIONAL CORPORATION

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA


                                                              CUSIP 11130Q 10 2
                                            SEE REVERSE FOR CERTAIN DEFINITIONS

________________________________________________________________________________

     THIS IS TO CERTIFY that




     is the owner of

________________________________________________________________________________
        FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.0125
                          EACH OF THE COMMON STOCK OF

                  BROADBAND WIRELESS INTERNATIONAL CORPORATION

         Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be endorsed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the corporation.


Dated:



PRESIDENT                                                    ASSISTANT SECRETARY
                                     [SEAL]




                                    COUNTERSIGNED AND REGISTERED
                                    BROADBAND WIRELESS INTERNATIONAL CORPORATION
                                                    TRANSFER AGENT AND REGISTRAR

                                    By:
                                    AUTHORIZED SIGNATURE

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            The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be pledged or hypothecated and may not be sold or transferred in the absence of an effective registration statement for the shares under the Securities Act of 1933, or, an opinion of counsel of the company that registration is not required under said act.



         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common     UNIF GIFT MIN ACT _________Custodian________
TEN ENT  - as tenants by the entireties                (Cust)          (Minor)
JT TEN   - as joint tenants with right of          under Uniform Gifts to Minors
           survivorship and not as                 Act__________________________
           tenants in common                                    (State)

    Additional abbreviations may also be used though not in the above list.

         For value received,  _____________________________________ hereby sell, assign and transfer unto
Please Insert Social Security or other
  identifying number of assignee.


[                     ]_________________________________________________________

________________________________________________________________________________
              Please print or typewrite name and address including
                          postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with all power of substitution in the premises.

Dated
     _____________________________

                                              Signature:

                                              X_________________________________
                                                       (OWNER SIGN HERE)

                                              NOTICE: THE SIGNATURE TO THIS
                                                      ASSIGNMENT MUST CORRESPOND
                                                      WITH THE NAME AS WRITTEN
                                                      UPON THE FACE OF THE
                                                      CERTIFICATE IN EVERY
                                                      PARTICULAR, WITHOUT
                                                      ALTERATION OR ENLARGEMENT,
                                                      OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

_______________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.